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                             SUNAMERICA SERIES TRUST
              Supplement to the Statement of Additional Information
                            Dated September 13, 2005


Bruce G. Willison was elected Independent Chairman of SunAmerica Series Trust at the Board of Trustees meeting held on December 14, 2005. Mr. Willison will assume his duties as Chairman of the Board effective January 1, 2006.


Date:  December 20, 2005